                                                             Exhibit (16)(a)(i)

                         INSURED TAX FREE INCOME FUND

                             CALCULATION OF YIELD

        The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a - b      6
                      YIELD (y) = 2[(------- + 1)  - 1]
                                       cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period


         Class A            Class B             Class C
       -----------        -----------         -----------
       a =  5,434,938     a =   292,040       a =  21,846
       b =    874,470     b =    92,974       b =   7,057
       c = 66,260,002     c = 3,559,912       c = 269,299
       d =      20.61     d =     19.63       d =   19.63
       y =       4.04     y =      3.44       y =    3.38

                          INSURED TAX FREE INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED DECEMBER 31, 1997



                         Current Annual Income Per Share
                         -------------------------------
                             Current Offering Price


Class A Shares


                                    $0.960
                                    ------
                                    $20.61                               = 4.66%



Class B Shares


                                    $0.812
                                    ------
                                    $19.63                               = 4.14%



Class C Shares


                                    $0.812
                                    ------
                                    $19.63                               = 4.14%

                          INSURED TAX FREE INCOME FUND
                   CALCULATION OF TAXABLE EQUIVALENT SEC YIELD
                         PERIOD ENDED DECEMBER 31, 1997

Formula                             Sec Yield
                                    -----------
                                    1- Tax Rate

Class A Shares                      4.04%
                                    -----
                                    1-36%                                 =6.31%

Class B Shares                      3.44%
                                    -----
                                    1-36%                                 =5.38%

Class C Shares                      3.38%
                                    -----
                                    1-36%                                 =5.28%


               CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE


Formula                             Distribution Rate
                                    -----------------
                                    1 -Tax Rate


Class A Shares                      4.66%
                                    -----
                                    1-36%                                 =7.28%

Class B Shares                      4.14%
                                    -----
                                    1-36%                                 =6.47%

Class C Shares                      4.14%
                                    -----
                                    1-36%                                 =6.47%

                  INSURED TAX FREE INCOME FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,030.50     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  3.05%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,081.87     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  8.19%     =     T


           TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1997

                                                                                 n
Formula                                                                    P(1+T)      =     ERV
Including Payment of the Sales Charge
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,320.82     =     ERV
Five years ended 12/31/97                                                        5     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.72%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,386.41     =     ERV
Five years ended 12/31/97                                                        5     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.75%     =     T

                  INSURED TAX FREE INCOME FUND - CLASS A SHARES

           TOTAL RETURN CALCULATION TEN YEARS ENDED DECEMBER 31, 1997

                                                                                 n
Formula                                                                    P(1+T)      =     ERV
Including Payment of the Sales Charge
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $2,088.71     =     ERV
Ten years ended 12/31/97                                                        10     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.64%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $2,192.55     =     ERV
Ten years ended 12/31/97                                                        10     =     n

TOTAL RETURN FOR THE PERIOD                                                  8.17%     =     T

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $3,074.45     =     ERV
Inception through 12/31/97                                                   13.05     =     n

TOTAL RETURN FOR THE PERIOD                                                   8.99%    =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $3,227.25     =     ERV
Inception through 12/31/97                                                   13.05     =     n

TOTAL RETURN FOR THE PERIOD                                                   9.39%    =     T

                  INSURED TAX FREE INCOME FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997

Formula                                          ERV - P
                                                 -------
                                                    P                       =    T

Including Payment of the Sales Charge
Net Asset Value                                                        $19.63
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $3,074.45      =     ERV

TOTAL RETURN FOR THE PERIOD                                           207.44%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                        $19.63
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $3,227.25      =     ERV

TOTAL RETURN FOR THE PERIOD                                           222.72%      =     T

                  INSURED TAX FREE INCOME FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,033.55     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  3.36%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,073.55     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.36%     =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997
                                                                                 n
Formula                                                                    P(1+T)      =     ERV


Including Payment of the CDSC
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,253.27     =     ERV
Inception through 12/31/97                                                    4.67     =     n

TOTAL RETURN FOR THE PERIOD                                                  4.95%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,268.27     =     ERV
Inception through 12/31/97                                                    4.67     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.22%     =     T

                  INSURED TAX FREE INCOME FUND - CLASS B SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997

Formula                                       ERV - P
                                              -------
                                                 P                       =      T

Including Payment of the CDSC
Net Asset Value                                                        $19.63
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,253.27      =     ERV

TOTAL RETURN FOR THE PERIOD                                            25.33%      =     T


Excluding Payment of the CDSC
Net Asset Value                                                        $19.63
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,268.27      =     ERV

TOTAL RETURN FOR THE PERIOD                                            26.83%      =     T

                  INSURED TAX FREE INCOME FUND - CLASS C SHARES


        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,063.55     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.36%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,073.55     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.36%     =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,229.68     =     ERV
Inception through 12/31/97                                                    4.39     =     n

TOTAL RETURN FOR THE PERIOD                                                  4.82%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,229.68     =     ERV
Inception through 12/31/97                                                    4.39     =     n

TOTAL RETURN FOR THE PERIOD                                                  4.82%     =     T

                  INSURED TAX FREE INCOME FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997

Formula                                       ERV - P
                                              -------
                                                P                             =     T
Including Payment of the CDSC
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,229.68     =     ERV

TOTAL RETURN FOR THE PERIOD                                                 22.97%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                             $19.63
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,229.68     =     ERV

TOTAL RETURN FOR THE PERIOD                                                 22.97%     =     T